EXHIBIT 32
----------




                          CERTIFICATIONS OF
         CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350,
              AS ADOPTED PURSUANT TO SECTION 906 OF THE
                     SARBANES-OXLEY ACT OF 2002
         ---------------------------------------------------



     The following statement is provided by the undersigned to accompany the Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed pursuant to any provision of the Securities Exchange Act of 1934 or any other securities law:

     Each of the undersigned certifies that the foregoing Report on Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of ALP Liquidating Trust.




                                      /s/   Gary Nickele
                                      ------------------------------
                                      Gary Nickele
                                      Chief Executive Officer




                                      /s/   Gailen J. Hull
                                      ------------------------------
                                      Gailen J. Hull
                                      Chief Financial Officer and
                                      Principal Accounting Officer